Investor Updates Summer 2021

Forward-Looking Statements In addition to the historical information contained in this presentation, this presentation contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements, including, without limitation, earnings guidance and estimated key operating and financial metrics, that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, outlook, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “guidance,” “intends,” “potential,” “plans,” “predicts,” “projects,” “targets,” or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include the following: (a) the effect of decisions by state and federal regulators affecting Idaho Power's ability to recover costs and earn a return on investments; (b) changes to or the elimination of Idaho Power’s regulatory cost recovery mechanisms; (c) the impacts of the COVID-19 pandemic on the global and regional economy and Idaho Power’s business; (d) changes in customer growth rates, and related changes in loads; (e) abnormal or severe weather conditions, climate change, wildfires, droughts, earthquakes, and other natural phenomena; (f) advancement of technologies that reduce customer demand or the introduction of vulnerabilities to the power grid; (g) acts or threats of terrorist incidents, social unrest, acts of war, cyber-attacks, the companies’ failure to secure data or comply with privacy laws or regulations, physical security breaches; (h) the expense and risk of capital expenditures for utility infrastructure and ability to recover such costs; (i) variable hydrological conditions or over-appropriation of surface and groundwater; (j) the ability to acquire fuel, power, and electrical equipment from suppliers on reasonable terms; (k) disruptions or outages of Idaho Power’s generation or transmission systems or of any interconnected transmission system; (l) accidents, terrorist acts, fires, explosions, and mechanical breakdowns, that can damage the companies’ assets and subject the companies to third-party claims for damages; (m) increased purchased power costs and challenges associated with integrating intermittent renewable energy sources into Idaho Power's resource portfolio; (n) the failure to comply with state and federal laws, regulations, and orders; (o) changes in tax laws and the availability of tax credits; (p) adoption of or changes in, and costs of compliance with, laws, orders and regulations, and related litigation or proceedings, including those relating to the environment; (q) the inability to obtain or cost of obtaining and complying with government permits and approvals; (r) failure to comply with mandatory reliability and security requirements; (s) the impacts of changes in economic conditions, including on customer demand; (t) the ability to obtain debt and equity financing when necessary and on reasonable terms; (u) changes in the method for determining LIBOR and the potential replacement of LIBOR; (v) the ability to buy and sell power, transmission capacity, and fuel in the markets and the availability to enter into, and success or failure of, financial and physical commodity hedges; (w) the magnitude of future benefit plan funding obligations; (x) the assumptions underlying the coal mine reclamation obligations at Bridger Coal Company and related funding requirements, and remediation costs associated with planned exits from coal plants; (y) the ability to continue to pay dividends and target-payout ratios, and contractual and regulatory restrictions on those dividends; (z) Idaho Power's concentration in one industry and one region, regional economic condition and regional legislation and regulation; (aa) employee and third- party vendor workforce factors, including potential unionization of the companies' workforce and the impacts of an aging workforce; and (bb) adoption of or changes in accounting policies, principles, or estimates. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in IDACORP, Inc.'s and Idaho Power Company's most recent Annual Report on Form 10-K and Form 10-Q and other reports the companies file with the U.S. Securities and Exchange Commission, including (but not limited to) Part I, Item 1A - “Risk Factors” in the Form 10-K and Form 10-Q and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Table of Contents Wildfire Mitigation Plan Cost Deferral 1 Jim Bridger Coal Plant Early Exit Filing 2 All-Time High Summer Peak Demand 3 2021 Summer Peak Trend 4 Weather Outlook 5

Wildfire Mitigation Plan Cost Deferral • On June 17, 2021, the Idaho Public Utilities Commission Approved: – Deferral of approximately $47 million of estimated incremental O&M expenses for wildfire mitigation efforts over the next five years – Deferral of depreciation expense associated with approximately $35 million in estimated wildfire mitigation plan capital expenses over the next five years 1

Jim Bridger Coal Plant Early Exit by 2030 2 *Idaho Power does not own or operate the solar and wind facilities portrayed on this map. However, the Company buys generation from these facilities under long-term power purchase agreements. Valmy Unit 1 Ended 2019 Boardman Shut Down 2020 • On June 2, 2021, Idaho Power filed to increase annual Idaho customer rates: – Early exit from Jim Bridger - $34.6 million – Updated system depreciation expense - $2.7 million Jim Bridger

All-Time High Summer System Peak Demand (Mega-watts (MWs)) 3 * 2021 peak MWs are estimates. Please refer to Idaho Power’s website for additional information and updates it may publish related to its estimated system load data. Note: Net effects of weather variations are offset by the fixed cost adjustment for residential & small commercial customers and the company portion of the benefits and costs of the power cost adjustment mechanism. The differential between 2017 through 2021 partially reflects customer growth over that period. 1,500 2,000 2,500 3,000 3,500 0 0 0 1 0 0 0 2 0 0 0 3 0 0 0 4 0 0 0 5 0 0 0 6 0 0 0 7 0 0 0 8 0 0 0 9 0 0 1 0 0 0 1 1 0 0 1 2 0 0 1 3 0 0 1 4 0 0 1 5 0 0 1 6 0 0 1 7 0 0 1 8 0 0 1 9 0 0 2 0 0 0 2 1 0 0 2 2 0 0 2 3 0 0 2 4 Hour of the day Previous Peak (July 7, 2017 – 3,422 MW) June 30, 2021 – 3,745 MW*

Late June 2021 System Peak Day Trend June 24-30 (MWs) 3,308 3,238 3,312 3,366 3,516 3,724 3,745 2,000 2,200 2,400 2,600 2,800 3,000 3,200 3,400 3,600 3,800 24-Jun 25-Jun 26-Jun 27-Jun 28-Jun 29-Jun 30-Jun 4 * 2021 peak MWs are estimates. Please refer to Idaho Power’s website for additional information and updates it may publish related to its estimated system load data. Note: Net effects of weather variations are offset by the fixed cost adjustment for residential & small commercial customers and the company portion of the benefits and costs of the power cost adjustment mechanism. On June 28, Idaho Power utilized several of its demand response programs, decreasing the overall system demand.

Weather Outlook July Through September 2021 Source: NOAA, National Oceanic Atmospheric Administration, U.S. Dept. of Commerce, June 17, 2021 5

Contact Information Justin S. Forsberg Director of Investor Relations & Treasury (208) 388-2728 JForsberg@idacorpinc.com WWW.IDACORPINC.COM WWW.IDAHOPOWER.COM